EXHIBIT 99.1
                                 ------------

              Computational Materials filed on September 1, 2005.

The following is a Preliminary Term Sheet. All terms and statements are subject to change.

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                          PRELIMINARY TERM SHEET
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                              INDX 2005-AR19`
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                               $[410,760,00]
                               (Approximate)
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                                INDYMAC INDX
                       Mortgage Loan Trust 2005-AR19
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                             IndyMac MBS, Inc.
                                (Depositor)
-------------------------------------------------------------------------------

                             [GRAPHIC OMITTED]

                                August 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking
services from, any company mentioned herein.                                  1

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IndyMac INDX                                    Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR19
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The analysis in this report is based on information provided by Wells Fargo
Asset Securities Corporation. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is preliminary as of the date hereof and supersedes any previous information delivered to you by DBSI. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus
Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Depositor. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES SET FORTH IN THIS TERM SHEET WAS WRITTEN IN CONNECTION WITH THE PROMOTION AND MARKETING BY THE [UNDERWRITER] / [PLACEMENT AGENT] OF THE OFFERED CERTIFICATES. SUCH DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING ANY U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON SUCH PERSON. EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking
services from, any company mentioned herein.                                  2

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IndyMac INDX                                    Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR19
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                 PRELIMINARY TERM SHEET DATED: August 2005
                               IndyMac INDX
                       Mortgage Loan Trust 2005-AR19
                        $[410,760,00] (Approximate)
                           Subject to a variance
              All Terms and Conditions are subject to change

-----------------------------------------------------------------------------------------------------------------
                           Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------
                                                                                      Pass-           Expected
Class              Approximate           Collateral Type         WAL (yrs)            Through         Ratings
                    Size (S)                                    to Maturity           Rate            (M/S&P)
-----------------------------------------------------------------------------------------------------------------
    Offered Certificates
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

1-A-1            [347,760,000]         Super Senior              2.83                Variable(2)      [Aaa/AAA]
1-A-2            [38,640,000]          Senior Support            2.83                Variable(2)      [Aaa/AAA]
B-1              [10,500,000]          Subordinate               5.18                Variable(2)      [Aa2/AA]
B-2              [7,980,000]           Subordinate               5.18                Variable(2)      [A2/A]
B-3              [5,880,000]           Subordinate               5.18                Variable(2)      [Baa2/BBB]
-----------------------------------------------------------------------------------------------------------------
Total Offered    $[410,760,00]
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       Non-Offered Certificates
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B-4              [4,830,000]           Subordinate        Not offered hereby         Variable(2)      [N/R/BB]
-----------------------------------------------------------------------------------------------------------------
B-5              [2,730,000]           Subordinate        Not offered hereby         Variable(2)      [N/R/BB]
-----------------------------------------------------------------------------------------------------------------
B-6              [1,680,000]           Subordinate        Not offered hereby         Variable(2)      [N/R/BB]
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Deal Total        $[420,000,00]
-----------------------------------------------------------------------------------------------------------------

(1) The Structure is preliminary and subject to change
(2) The Pass-Through Rate will be a variable rate equal to the Net Mortgage Interest Rate.












This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking
services from, any company mentioned herein.                                  3

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IndyMac INDX                                    Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR19
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                           Transaction Overview (Cont.)
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
Certificates:           o  The Class 1-A-1 and Class 1-A-2 Certificates (together, the "Senior
                           Certificates") and the Class B-1, Class B-2, Class B-3, Class B-4,
                           Class B-5, and Class B-6 Certificates (together, the "Subordinate
                           Certificates").

Pricing Speed:          o  25 CPB: 25% CPR to month 119, 100% CPR thereafter.

Seller:                 o  IndyMac Bank, F.S.B.

Master Servicer:        o  IndyMac Bank, F.S.B.

Trustee:                o  Deutsche Bank National Trust Company.

Cut-off Date:           o  August 1, 2005.

Investor Settle Date:   o  August 31, 2005.

Legal Structure:        o  REMIC.

Optional Call:          o  10% Cleanup Call.

Distribution Dates:     o  25th of each month, or next business day, commencing September 25, 2005.

Collateral:             o  The aggregate principal balance of the Mortgage Loans described herein is expected to be approximately $[420] million as of the Cut-Off Date.
                           The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR,
                           One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring ten years after the date of origination
                           ("Hybrid ARMS"). The Mortgage Loans are secured by first liens on one-to four-family residential properties. Approximately 90% (by principal balance of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the mortgage loans. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 10% of the mortgage pool fully amortize over their original term (generally
                           30 years).

Credit Enhancement:     o  Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [8.00]% +/- [1.00]% with respect to the Senior
                           Certificates.

ERISA:                  o  The Senior Certificates are expected to be ERISA eligible.
                           Prospective investors should review with legal advisors as to whether the purchase and holding of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking
services from, any company mentioned herein.                                  3

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IndyMac INDX                                    Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR19
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                     Transaction Overview (Cont.)
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

Cashflow Description:   o  Distributions on the Certificates will be made on the 25th day of each month (or the next business day). The payments to the Senior
                           Certificates, to the extent of the available funds from the respective
                           Mortgage Loan Groups will be made according to the following priority:

                           1. Payments of interest to the Class I-A-1 and
                              Class I-A-2 Certificates at a rate equal to its Pass-Through Rate (as described on the cover page hereof).
                           2. Payments of principal, pro rata, to the
                              I-A-1 and Class I-A-2 Certificates until zero.
                           3. Payments of interest sequentially to the
                              Subordinate Certificates in order of their numerical class designations, so that each such Class shall receive interest at their respective Pass-Through Rates
                              (equal to the weighted average Net
                              Rate of the Mortgage Loans); and
                           4. Payments of principal sequentially to
                              the Subordinate Certificates in order
                              of their numerical class designation.


Shifting Interest:      o  The  Senior  Certificates  will be  entitled  to  receive  100% of the  prepayments  on the
                           Mortgage  Loans on any  Distribution  Date during the first seven years  beginning  on the first
                           Distribution  Date.  Thereafter,  the Senior Prepayment  Percentage can be reduced to the Senior
                           Percentage  plus 70%, 60%,  40%, 20% and 0% of the  Subordinate  Percentage  over the next seven years provided that (i) the principal  balance of the Mortgage Loans 60 days or more delinquent, averaged over the  preceding 6 month period,  as a percentage of (a) if such date is on or prior to the fourth Senior  Termination  Date, the Subordinated  Percentage for that loan group of the aggregate  Stated  Principal  Balances  of the  Mortgage  Loans or (b) if such date is after the fourth Senior  Termination  Date, the aggregate Class  Certificate  Balance of the  subordinated certificates  immediately  prior to that Distribution Date does not equal or exceed 50% and (ii)
                           cumulative  realized  losses  incurred on the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                           50% for each test date.
Allocation of Losses:   o  Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                           Subordinate Certificates outstanding beginning with the Class B-3 Certificates, until the
                           Certificate Principal Balance of the Subordinate Certificates has been reduced to zero.
                           Thereafter, Realized Losses on the Mortgage Loans will be allocated pro rata to the Senior
                           Certificates.  Thereafter, Realized Losses on the Mortgage Loans will be allocated first to the
                           Class I-A-2 Certificates until the Certificate Principal Balance of the Class I-A-2
                           Certificates has been reduced to zero and  then to the Class I-A-1 Certificates until the
                           Certificate Principal Balance of the Class I-A-1 Certificates has been reduced to zero.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking
services from, any company mentioned herein.                                  5

-------------------------------------------------------------------------------
IndyMac INDX                                    Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR19
-------------------------------------------------------------------------------


                FOR ADDITIONAL INFORMATION PLEASE CALL:
                ---------------------------------------


-------------------------------------------------------------------------------
                       Deutsche Bank Securities
-------------------------------------------------------------------------------

    MBS Trading
    -----------
    Anilesh Ahuja                                  212-250-2669
    Adam Yarnold                                   212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Daniel Murray                                  212-250-0864

    MBS Analytics
    -------------
    Steve Lumer                                    212-250-0115
    John Napoli                                    212-250-0993
-------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking
services from, any company mentioned herein.                                   6